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                                                                    EXHIBIT 10.2

                               FIRST AMENDMENT TO
                          AZURIX CORP. 1999 STOCK PLAN


         WHEREAS, AZURIX CORP. (the "Company") has heretofore adopted and maintains the Azurix Corp. 1999 Stock Plan (the "Plan"); and

         WHEREAS, the Company desires to amend the Plan;

         NOW, THEREFORE, the Plan is amended as follows:

         1. The following new Section 5.10 is added to Article 5:

"5.10 Grants to Residents and Citizens of Foreign Countries. Notwithstanding anything to the contrary in this Article 5, the Committee may, in its discretion, grant Options to residents and to citizens of countries other than the United States of America with the requirement that the exercise thereof be required to be made through a broker financed or broker arranged exercise as referenced in subparts (g) and/or (h) in Section 5.3 above."


AS AMENDED HEREBY, the Plan is specifically ratified and reaffirmed.

Date: October 11, 1999.

                                                  AZURIX CORP.


                                         By: /s/ REBECCA P. MARK
                                            ------------------------------------
                                         Name: Rebecca P. Mark
                                         Title:  Chairman and Chief Executive
                                                 Officer

ATTEST:


/s/ NORMA A. TIDROW
---------------------------
Norma A. Tidrow
Assistant Secretary